Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Loren Steele
Loren Steele

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ George R. Whittemore
George R. Whittemore

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Steve H. Borgmann
Steve H. Borgmann

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Allen L. Dayton
Allen L. Dayton

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Joseph Caggiano
Joseph Caggiano

POWER OF ATTORNEY

The undersigned director of Supertel Hospitality, Inc. hereby constitutes and appoints each of Paul J. Schulte and Donavon A. Heimes as his true and lawful attorney-in-fact and agent with each having full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a registration statement on Form S-11 for registration under the Securities Act of 1933 of up to 8,050,000 shares of common stock of Supertel Hospitality, Inc. and any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

Dated this November 20, 2006

/s/ Jeffrey M. Zwerdling
Jeffrey M. Zwerdling